CAPITAL AND FINANCIAL RISK MANAGEMENT (Schedule of Maximum Credit Exposure of Financial Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Third party trade receivables	$ 10,698	$ 12,620
Finance lease income receivable	155	170
Cash and cash equivalents	3,691	6,578
Total maximum credit exposure	$ 14,544	$ 19,368